UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): ____January 28, 2025____

BITECH TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-27407	93-3419812
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

895 Dove Street, Suite 300

Newport Beach, CA 92660

(Address of principal executive offices, including zip code.)

(855) 777-0888

(Registrant’s telephone number, including area code.)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Merger Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Merger Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Merger Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BTTC	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 28, 2025, Bitech Technologies Corporation, now known as Bimergen Energy Corporation (the “Registrant”), filed a Certificate of Amendment (the “Amendment”) to its Certificate to Incorporation, as amended (the “Charter”) to: (i) effect a reverse stock split of its common stock, par value $0.001 per share (the “Common Stock”) at a ratio of 1 post-split share for every 140 pre-split shares (the “Reverse Split”); and (ii) to change the name of the Registrant to Bimergen Energy Corporation (the “Name Change”).

As previously reported, on October 9, 2024, a majority of the Registrant’s shareholders approved an amendment to the Charter to effect a reverse split of the Common Stock at a range between one-for-two (1:2) and one-for-one hundred sixty (1:160), with such ratio as the Board of Directors of the Registrant (the “Board”) may determine. On or about January 17, 2025, the Board approved the ratio of the Reverse Split of 1 for 140. The Name Change was approved by the unanimous written consent of the Board in accordance with Sections 141(f) and Section 228(a) of the Delaware General Corporation Law, and as such, no shareholder approval of the Name Change is required.

Aa a result of the Reverse Split, every 140 shares of the Registrant’s issued and outstanding Common Stock will be converted automatically into one issued and outstanding share of Common Stock. The Reverse Split will not change the number of authorized shares of Common Stock or the par value per share. Stockholders holding shares through a brokerage account will have their shares automatically adjusted to reflect the 1-for-140 reverse stock split. Following the Reverse Split, the number of shares of the Registrant’s outstanding Common Stock will be reduced from approximately 714,411,833 shares to approximately 5,104,000 shares. Fractional shares shall be rounded up to the nearest whole share in connection with the split.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated into this Item 5.03 by reference.

Item 9.01 Financial Statements And Exhibits

(d)	Exhibits

Number	Description
3.1	Certificate of Amendment to Certificate of Incorporation filed on January 28, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2025	BIMERGEN ENERGY CORPORATION

	By:	/s/ Benjamin Tran
	Name:	Benjamin Tran
	Title:	Chief Executive Officer